American Century Investment Trust Statement of Additional Information Supplement
Supplement dated March 29, 2025 ■ Statement of Additional Information dated August 1, 2024

Effective June 24, 2025, the High-Yield Fund’s management fee will be reduced and will change from a stepped fee schedule to a flat fee schedule. As of such date, the following replaces the entry for High-Yield Fund in the management fee table under the Investment Advisor section on page 44 of the Statement of Additional Information:

Fund	Class	Management Fee Rate
High-Yield Fund	Investor, A, C and R	0.67%
	I	0.57%
	Y and R5	0.47%
	R6	0.42%

The following changes are effective June 24, 2025:

On June 24, 2025 Muting Ren will replace Gavin Fleishman as a Portfolio Manager on the High-Yield Fund.

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